                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                  AMENDMENT TO
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                              --------------------


       Date of Report (Date of Earliest Event Reported): November 4, 1997



                           OPPENHEIMER CAPITAL, L.P.
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               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                       1-9597                   13-3412614
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(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)            Identification No.)


800 NEWPORT CENTER DRIVE, NEWPORT BEACH, CA                       92660
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 (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's Telephone Number, including Area Code: (714) 717-7022



                 Oppenheimer Tower, One World Financial Center,
                  200 Liberty Street, New York, New York 10281
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         (Former Name or Former Address, if Changed Since Last Report)

        This Amendment to Current Report on Form 8-K/A amends that certain Current Report on Form 8-K filed by Oppenheimer Capital, L.P. ("Opcap LP") on November 6, 1997.

ITEM 1.

         As previously reported in the Current Report on Form 8-K filed on November 6, 1997 by Opcap LP, on November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors") acquired the investment advisory assets of Oppenheimer Group, Inc. ("Opgroup"), including a 32.4% managing general partner interest in Oppenheimer Capital, the sole one percent general partner interest in Opcap LP, one percent general partner interests in three subsidiaries of Oppenheimer Capital and the ownership of Value Advisors LLC, a newly formed limited liability company holding eight closed-end investment fund management contracts formerly held by Advantage Advisers, Inc. (the "Opgroup Transaction"). As consideration for these assets, the Opgroup stockholders received 2,119,608 Class A units of limited partner interest in PIMCO Advisors (the "PIMCO Advisors Class A LP Units"), rights (the "Opgroup Exchange Rights") to acquire up to 6,900,000 additional PIMCO Advisors Class A LP Units (or, after December 31, 1997, the same number of units of limited partner interest in Opcap LP ("Opcap LP Units")) at $33 1/3 per unit upon exchange of 6% Senior Notes due December 1, 2037 of Opgroup (the "Opgroup Notes") and rights to require PIMCO Advisors to repurchase some or all of these units for $25.50 per unit (the "Opgroup Put Rights").

        PIMCO Advisors acquisition of Opgroup's investment advisory assets in the Opgroup Transaction was accomplished as follows:

                (i) Immediately prior to the transaction, Opgroup redeemed certain shares of its outstanding stock in exchange for (A) $244 million in available cash, (B) $150 million in Opgroup Notes and (C) an $80 million face amount Certificate of Long-Term Indemnity Indebtedness (subject to reduction upon the occurrence of certain indemnity obligations with respect to the investment management assets), which under certain circumstances converts into an equal principal amount of Opgroup Notes. The Opgroup Notes are limited in recourse to the assets of Opgroup.

                (ii) Following the redemption, a newly-formed, wholly-owned limited liability company subsidiary of PIMCO Advisors merged with and into Opgroup. In the merger, Opgroup became a subsidiary of PIMCO Advisors, and the Opgroup stockholders received 2,119,608 PIMCO Advisors Class A LP Units, the Opgroup Exchange Rights, and the Opgroup Put Rights. The Opgroup stockholders also received certain registration rights with respect to these units.

                (iii) Immediately following the merger, Opgroup, then a subsidiary of PIMCO Advisors, caused its subsidiary Oppenheimer Financial Corp. ("Opfin") to contribute (i) the ownership of Value Advisors LLC and the sole one percent general partner interest in Opcap LP and then (ii) Opfin's 32.4% managing general partner interest in Oppenheimer Capital and the one percent general partner interests in three subsidiaries of Oppenheimer Capital to Value Advisors LLC (then a subsidiary of PIMCO Advisors). In exchange for these contributions, Opfin received 6,000,000 Class C units of limited partner interest (the "PIMCO Advisors Class C LP Units"). Each PIMCO Advisors Class C LP Unit is entitled to the same proportionate share of profits, losses and distributions as a PIMCO Advisors Class A LP Unit, but with a maximum distribution of $3.00 per year, or $0.75 per quarter subject to a catch-up on an annual basis. In connection with this transaction, Opcap LP adopted an amendment to its partnership agreement converting the one percent general partner interest into a one-one hundredth of one percent general partner interest, with the remaining interest converted into Opcap LP Units. PIMCO Advisors then sold the general partner interest in Opcap LP to PIMCO Partners, G.P., the general partner of PIMCO Advisors, for $80,000.

ITEM 5.

        On November 10, 1997, Richard Buzby filed an action on behalf of a purported class of limited partners of Opcap LP against PIMCO Advisors and certain individuals associated with the previous general partner of Opcap LP in the Court of Chancery of the State of Delaware, New Castle County. The complaint alleges, among other things, various breaches of fiduciary duty, conflicts of interest and unfair dealing in connection with the previously disclosed proposed merger of Oppenheimer Capital with a subsidiary of PIMCO Advisors (the "Oppenheimer Capital Merger"). The complaint seeks compensatory and/or recessionary money damages or, alternatively, injunctive relief or rescission of the transactions. Since that date, certain other complaints have been filed in the states of Delaware and New York, making similar allegations. These cases are expected to be consolidated in the Court of Chancery of the State of Delaware. PIMCO Advisors and Opcap LP believe the suits are without merit, and intend to contest them vigorously.

ITEM 7.

(c) Exhibits

    Exhibit No.              Description of Exhibits
    -----------              -----------------------
       3.1 Amendment to Amended and Restated Agreement of Limited Partnership of Oppenheimer Capital, L.P. dated November 4, 1997

       3.2 Assignment of General Partner Interest and Amendment to Amended and Restated Agreement of Limited Partnership of Oppenheimer Capital, L.P. dated November 4, 1997

       3.3 Assignment of General Partner Interest and Amendment to Amended and Restated Agreement of Limited Partnership of Oppenheimer Capital, L.P. dated November 4, 1997

      10.1 Agreement and Plan of Merger dated November 4, 1997 (incorporated by reference to Exhibit 10.1 to that certain Amendment to Current Report on Form 8-K/A filed by PIMCO Advisors on November 20, 1997)

      10.2       Put Right dated November 4, 1997 (incorporated by reference to
                 Exhibit 10.2 to that certain Amendment to Current Report on Form 8-K/A filed by PIMCO Advisors on November 20, 1997)

      10.3 Exchange Right dated November 4, 1997 (incorporated by reference to Exhibit 10.3 to that certain Amendment to Current Report on Form 8-K/A filed by PIMCO Advisors on November 20,
                 1997)

      10.4 Note Agreement dated November 4, 1997 (incorporated by reference to Exhibit 10.4 to that certain Amendment to Current Report on Form 8-K/A filed by PIMCO Advisors on November 20,
                 1997)

      10.5 Contribution Agreement dated November 4, 1997 (incorporated by reference to Exhibit 10.5 to that certain Amendment to Current Report on Form 8-K/A filed by PIMCO Advisors on November 20,
                 1997)

      10.6 Certificate of Long Term Indemnity Indebtedness dated November 4, 1997 (incorporated by reference to Exhibit 10.6 to that certain Amendment to Current Report on Form 8-K/A filed by PIMCO Advisors on November 20, 1997)

      10.7 Registration Rights Agreement dated November 4, 1997 (incorporated by reference to Exhibit 10.6 to that certain Amendment to Current Report on Form 8-K/A filed by PIMCO Advisors on November 20, 1997)

                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 1997                      OPPENHEIMER CAPITAL, L.P.

                                              /s/ ROBERT M. FITZGERALD
                                              -------------------------------
                                                  Robert M. Fitzgerald
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

                                                                                     Sequentially
    Exhibit No.                Description of Exhibits                               Numbered Page
    -----------                -----------------------                               -------------
       3.1       Amendment to Amended and Restated Agreement of Limited
                 Partnership of Oppenheimer Capital, L.P. dated November 4,
                 1997

       3.2 Assignment of General Partner Interest and Amendment to Amended and Restated Agreement of Limited Partnership of Oppenheimer
                 Capital, L.P. dated November 4, 1997

       3.3       Amendment to Amended and Restated Agreement of Limited
                 Partnership of Oppenheimer Capital, L.P. dated November 4, 1997

       3.4       Assignment of General Partner Interest and Amendment to
                 Amended and Restated Agreement of Limited Partnership of
                 Oppenheimer Capital, L.P. dated November 4, 1997

      10.1       Agreement and Plan of Merger dated November 4, 1997
                 (incorporated by reference to Exhibit 10.1 to that certain
                 Amendment to Current Report on Form 8-K/A filed by PIMCO
                 Advisors on November 20, 1997)

      10.2       Put Right dated November 4, 1997 (incorporated by reference to
                 Exhibit 10.2 to that certain Amendment to Current Report on Form 8-K/A filed by PIMCO Advisors on November 20, 1997)

      10.3       Exchange Right dated November 4, 1997 (incorporated by
                 reference to Exhibit 10.3 to that certain Amendment to Current
                 Report on Form 8-K/A filed by PIMCO Advisors on November 20,
                 1997)

      10.4       Note Agreement dated November 4, 1997 (incorporated by
                 reference to Exhibit 10.4 to that certain Amendment to Current
                 Report on Form 8-K/A filed by PIMCO Advisors on November 20,
                 1997)

      10.5       Contribution Agreement dated November 4, 1997 (incorporated by reference to Exhibit 10.5 to that certain Amendment to Current
                 Report on Form 8-K/A filed by PIMCO Advisors on November 20,
                 1997)

      10.6       Certificate of Long Term Indemnity Indebtedness dated November
                 4, 1997 (incorporated by reference to Exhibit 10.6 to that certain Amendment to Current Report on Form 8-K/A filed by PIMCO Advisors on November 20, 1997)

      10.7       Registration Rights Agreement dated November 4, 1997
                 (incorporated by reference to Exhibit 10.6 to that certain
                 Amendment to Current Report on Form 8-K/A filed by PIMCO
                 Advisors on November 20, 1997)